Exhibit 21.1

List of Subsidiaries of Registrant

(As of August 31, 2010)

Name	Domestic Jurisdiction
1100 Space Park Holding Company, LLC	DE
1100 Space Park, LLC	DE
1201 Comstock Partners, LLC	CA
150 South First Street, LLC	DE
1500 Space Park Holdings, LLC	DE
1500 Space Park Partners, LLC	DE
1525 Comstock Partners, LLC (fka Space Park Partners, LLC)	CA
1550 Space Park Partners, LLC	DE
200 Paul Holding Company, LLC	DE
200 Paul, LLC	DE
2001 Sixth Holdings LLC	DE
2001 Sixth LLC	DE
2045-2055 LaFayette Street, LLC	DE
2334 Lundy Holding Company, LLC	DE
2334 Lundy, LLC	DE
34551 Ardenwood Holding Company, LLC	DE
34551 Ardenwood, LLC	DE
4650 Old Ironsides, LLC	DE
Collins Technology Park Partners, LLC	DE
Digital - Bryan Street Partnership, L.P.	TX
Digital - Bryan Street, LLC	DE
Digital 1 Savvis Parkway, LLC	DE
Digital 1101 Space Park, LLC	DE
Digital 113 N. Myers, LLC	DE
Digital 1201 Comstock, LLC	DE
Digital 125 N. Myers, LLC	DE
Digital 128 First Avenue Ground Lessee, LLC	DE
Digital 128 First Avenue, LLC	DE
Digital 1350 Duane, LLC	DE
Digital 1500 Space Park Borrower, LLC	DE
Digital 1500 Space Park, LLC	DE
Digital 1525 Comstock, LLC	DE
Digital 1550 Space Park, LLC (fka Digital 1500 Space Park, LLC)	DE
Digital 1725 Comstock, LLC	DE
Digital 210 Tucker, LLC	DE
Digital 21110 Ridgetop, LLC	DE
Digital 2121 South Price, LLC	DE
Digital 21561-21571 Beaumeade Circle, LLC	DE
Digital 2260 East El Segundo, LLC	DE
Digital 2950 Zanker, LLC	DE
Digital 3011 Lafayette, LLC	DE
Digital 365 Main, LLC	DE
Digital 365 Randolphville, LLC	DE
Digital 444 Toyama, LLC	DE
Digital 45845-45901 Nokes Boulevard, LLC	DE

Name	Domestic Jurisdiction
Digital 55 Middlesex, LLC	DE
Digital 60 & 80 Merritt, LLC	DE
Digital 650 Randolph, LLC	DE
Digital 717 GP, LLC	DE
Digital 717 Leonard, LP	TX
Digital 717 LP, LLC	DE
Digital 720 2nd, LLC	DE
Digital 7505 Mason King Court, LLC	DE
Digital 833 Chestnut, LLC	DE
Digital 89th Place, LLC	DE
Digital 900 Dorothy, LLC	DE
Digital 900 Walnut, LLC	DE
Digital Above, LLC	DE
Digital Alfred, LLC	DE
Digital Aquila, LLC	DE
Digital Arizona Research Park II, LLC	DE
Digital Ashburn CS, LLC	DE
Digital Asia, LLC	DE
Digital Beaumeade Circle Land, LLC	DE
Digital Business Trust	MD
Digital Centreport, L.P.	TX
Digital Chelsea, LLC	DE
Digital Collins Technology Park Investor, LLC (fka Digital Collins General Partner, LLC)	DE
Digital Concord Center, LLC	DE
Digital Connect, LLC (fka Digital Realty Ireland, LLC)	DE
Digital Greenspoint, L.P.	TX
Digital Greenspoint, LLC	DE
Digital Investment Management Pte. Ltd.	Singapore
Digital Lafayette Chantilly, LLC	DE
Digital Lakeside Holdings, LLC	DE
Digital Lakeside, LLC	DE
Digital Loudoun II, LLC	DE
Digital Luxembourg II Sarl	Luxembourg
Digital Luxembourg III Sarl	Luxembourg
Digital Luxembourg Sarl	Luxembourg
Digital Midway GP, LLC	DE
Digital Midway, L.P.	TX
Digital Netherlands I B.V.	Netherlands
Digital Netherlands II B.V.	Netherlands
Digital Netherlands III (Dublin) B.V.	Netherlands
Digital Netherlands IV B.V.	Netherlands
Digital Netherlands IV Holdings B.V. (fka Digital Netherlands VI (Blanchardstown) B.V.)	Netherlands
Digital Netherlands IX B.V.	Netherlands
Digital Netherlands V B.V.	Netherlands
Digital Netherlands VII B.V.	Netherlands
Digital Netherlands VIII B.V.	Netherlands
Digital Network Services, LLC (fka Sterling Network Services, LLC)	DE
Digital Phoenix Van Buren, LLC	DE
Digital Piscataway, LLC	DE
Digital Printers Square, LLC	DE

Name	Domestic Jurisdiction
Digital Realty (Blanchardstown) Limited	Ireland
Digital Realty (Camperdown House) Limited	Jersey, United Kingdom
Digital Realty (Cressex) Sarl	Luxembourg
Digital Realty (Management Company) Limited	Ireland
Digital Realty (Manchester) Sarl	Luxembourg
Digital Realty (Paris 2) SCI	France
Digital Realty (Paris 3) SCI	France
Digital Realty (Paris) Sarl	France
Digital Realty (Redhill) Sarl	Luxembourg
Digital Realty (St. Denis) Sarl	Luxembourg
Digital Realty (UK) Limited	United Kingdom
Digital Realty (Welwyn) Sarl	Luxembourg
Digital Realty Management France Sarl	France
Digital Realty Management Services, LLC	DE
Digital Realty Mauritius Holdings Limited	Mauritius
Digital Realty Property Manager, LLC	DE
Digital Realty Trust Germany 1 GmbH	Germany
Digital Reston, LLC	DE
Digital Services Phoenix, LLC	DE
Digital Services, Inc.	MD
Digital Singapore 1 Pte. Ltd.	Singapore
Digital Sixth & Virginia, LLC	DE
Digital Toronto Business Trust	MD
Digital Toronto Nominee, Inc.	BC, Canada
Digital Trade Street, LLC	DE
Digital Vienna, LLC	DE
Digital Waltham, LLC	DE
Digital Winter, LLC	DE
DLR, LLC	MD
DLR 700-750 Central, LLC	DE
DLR 800 Central, LLC	DE
DRT Centreport, LLC.	DE
DRT Greenspoint, LLC	DE
DRT-Bryan Street, LLC	DE
GIP 7th Street Holding Company, LLC	DE
GIP 7th Street, LLC	DE
GIP Alpha General Partner, LLC	DE
GIP Alpha Limited Partner, LLC	DE
GIP Alpha, L.P.	TX
GIP Fairmont Holding Company, LLC	DE
GIP Stoughton, LLC	DE
GIP Wakefield Holding Company, LLC	DE
GIP Wakefield, LLC	DE
Global ASML, LLC	CA
Global Brea Holding Company, LLC	DE
Global Brea, LLC	DE
Global Gold Camp Holding Company, LLC	DE
Global Gold Camp, LLC	DE
Global Innovation Sunshine Holdings, LLC	DE
Global Kato HG, LLC	CA
Global Lafayette Street Holding Company, LLC	DE
Global Marsh General Partner, LLC	DE

Name	Domestic Jurisdiction
Global Marsh Limited Partner, LLC	DE
Global Marsh Member, LLC	DE
Global Marsh Property Owner, L.P.	TX
Global Miami Acquisition Company, LLC	DE
Global Miami Holding Company, LLC	DE
Global Riverside, LLC	DE
Global Stanford Place II, LLC	DE
Global Webb L.P.	TX
Global Webb, LLC	DE
Global Weehawken Acquisition Company, LLC	DE
Global Weehawken Holding Company, LLC	DE
Mapp Holding Co., LLC	CA
Mapp Property, LLC	CA
Redhill Park Limited	UK
Sixth & Virginia Holdings, LLC	DE
Waspar Limited	Ireland